UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 21, 2006


                                ELECTROGLAS, INC.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                    0-21626                    77-0336101
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                     5729 Fontanoso Way, San Jose, CA 95138
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (408) 528-3000
                                                     ---------------

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 2.02     Results of Operations and Financial Condition

On September 21, 2006, the registrant issued a press release announcing the registrant's financial results for its first quarter of fiscal 2007 ended September 2, 2006. A copy of the registrant's press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01.    Financial Statement and Exhibits

      (d) Exhibits.

      Exhibit
      Number      Document
      ------      --------
      99.1        Press Release of Electroglas, Inc., dated September 21, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ELECTROGLAS, INC.



Date:    September 21, 2006                         By:  /s/ Thomas E. Brunton
                                                         -----------------------
                                                         Thomas E. Brunton
                                                         Chief Financial Officer



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EXHIBIT INDEX


   Exhibit
   Number        Document
   ------        --------
   99.1          Press Release of Electroglas, Inc., dated September 21, 2006



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